SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 12, 2004

Transkaryotic Therapies, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-21481	04-3027191
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

700 Main Street, Cambridge, Massachusetts		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 349-0200

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On January 12, 2004, Transkaryotic Therapies, Inc. (“TKT” or the “Company”) announced, among other things, that, based on a preliminary review of vial shipments, it expects fourth quarter 2003 Replagal sales to approximate third quarter 2003 sales, which totaled $15.2 million.  TKT also indicated that it believes its cash position at year-end 2003 will exceed its 2003 guidance of $150 to $170 million.  TKT cautioned that all of its projections are based on preliminary data. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 12 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2004	TRANSKARYOTIC THERAPIES, INC.

	By:	/s/ Gregory D. Perry
Gregory D. Perry
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 12, 2004.